                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 26, 2000


                           SYSTEMONE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)


              000-21325                                  65-0226813
      (Commission File Number)              (I.R.S. Employer Identification No.)


                8305 N.W. 27TH STREET, SUITE 107
                         MIAMI, FLORIDA                       33122
          (Address of principal executive offices)         (Zip Code)


                                 (305) 593-8015
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


                                Page 1 of 2 Pages
                             Exhibit Index at Page 2

ITEM 5.  OTHER EVENTS.

                  On December 26, 2000, the Amended and Restated Marketing and Distribution Agreement (the "Agreement"), dated as of December 14, 2000 by and between SystemOne Technologies Inc. (the "Registrant") and Safety-Kleen Systems, Inc. became fully effective. A copy of the press release issued by the Registrant on December 26, 2000 announcing the effectiveness of the Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                  The following Exhibit is provided in accordance with the provisions of Item 601 of Regulation S-B and are filed herewith.

                                  EXHIBIT INDEX

         99.1 Press Release of SystemOne Technologies Inc. dated December 26, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYSTEMONE TECHNOLOGIES INC.

Date:  December 26, 2000                     By: /s/ Paul I. Mansur
                                                -------------------------------
                                                Paul I. Mansur
                                                Chief Executive Officer

                                Page 2 of 2 Pages